Exhibit C(4)
______________________________________________________________________________


                        PORTLAND GENERAL ELECTRIC COMPANY


                                       TO

                                  HSBC BANK USA
                       (FORMERLY THE MARINE MIDLAND TRUST
                              COMPANY OF NEW YORK)
                                    Trustee.




                       Fifty-third Supplemental Indenture


                               Dated: May 1, 2003




                       $142,400,000 First Mortgage Bonds,
                          Collateral Series A due 2033
                          Collateral Series B due 2033
                          Collateral Series C due 2033




            Supplemental to Indenture of Mortgage and Deed of Trust, dated July 1, 1945 of Portland General Electric Company.


      THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A TRANSMITTING UTILITY
           THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS



-------------------------------------------------------------------------------

          This FIFTY-THIRD SUPPLEMENTAL INDENTURE (hereinafter this "Supplemental Indenture"), dated May 1, 2003 is made by and between Portland General Electric Company, an Oregon corporation (hereinafter called the "Company"), and HSBC Bank USA (formerly The Marine Midland Trust Company of New
York), a New York banking corporation and trust company (hereinafter called the "Trustee").

          WHEREAS, the Company has heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (herein sometimes referred to as the "Original Indenture"), dated July 1, 1945, to the Trustee to secure an issue of First Mortgage Bonds of the Company; and

          WHEREAS, bonds in the aggregate principal amount of $34,000,000 have heretofore been issued under and in accordance with the terms of the Original Indenture as bonds of an initial series designated "First Mortgage Bonds, 3-1/8% Series due 1975" (herein sometimes referred to as the "Bonds of the 1975 Series"); and

          WHEREAS, the Company has heretofore executed and delivered to the Trustee several supplemental indentures which provided, among other things, for the creation or issuance of several new series of First Mortgage Bonds under the terms of the Original Indenture as follows:

Supplemental
Indenture               Dated        Series Designation                              Principal Amount
---------               -----        ------------------                              ----------------
First                   11-1-47      3-1/2   %  Series due 1977                      $   6,000,000   (1)

Second                  11-1-48      3-1/2   %  Series due 1977                          4,000,000   (1)

Third                   5-1-52       3-1/2   %  Second Series due 1977                   4,000,000   (1)

Fourth                  11-1-53      4-1/8   %  Series due 1983                          8,000,000   (2)

Fifth                   11-1-54      3-3/8   %  Series due 1984                         12,000,000   (1)

Sixth                   9-1-56       4-1/4   %  Series due 1986                         16,000,000   (1)

Seventh                 6-1-57       4-7/8   %  Series due 1987                         10,000,000   (1)

Eighth                  12-1-57      5-1/2   %  Series due 1987                         15,000,000   (3)

Ninth                   6-1-60       5-1/4   %  Series due 1990                         15,000,000   (1)

Tenth                   11-1-61      5-1/8   %  Series due 1991                         12,000,000   (1)

Eleventh                2-1-63       4-5/8   %  Series due 1993                         15,000,000   (1)

Twelfth                 6-1-63       4-3/4   %  Series due 1993                         18,000,000   (1)

Thirteenth              4-1-64       4-3/4   %  Series due 1994                         18,000,000   (1)

Fourteenth              3-1-65       4.70    %  Series due 1995                         14,000,000   (1)

Fifteenth               6-1-66       5-7/8   %  Series due 1996                         12,000,000   (1)

Sixteenth               10-1-67      6.60    %  Series due October 1, 1997              24,000,000   (1)

                                      -2-


Supplemental
Indenture               Dated        Series Designation                              Principal Amount
---------               -----        ------------------                              ----------------
Seventeenth             4-1-70       8-3/4   %  Series due April 1, 1977                20,000,000   (1)

Eighteenth              11-1-70      9-7/8   %  Series due November 1, 2000             20,000,000   (4)

Nineteenth              11-1-71      8       %  Series due November 1, 2001             20,000,000   (4)

Twentieth               11-1-72      7-3/4   %  Series due November 1, 2002             20,000,000   (4)

Twenty-first            4-1-73       7.95    %  Series due April 1, 2003                35,000,000   (4)

Twenty-second           10-1-73      8-3/4   %  Series due October 1, 2003              17,000,000   (4)

Twenty-third            12-1-74      10-1/2  %  Series due December 1, 1980             40,000,000   (1)

Twenty-fourth           4-1-75       10      %  Series due April 1, 1982                40,000,000   (1)

Twenty-fifth            6-1-75       9-7/8   %  Series due June 1, 1985                 27,000,000   (1)

Twenty-sixth            12-1-75      11-5/8  %  Series due December 1, 2005             50,000,000   (4)

Twenty-seventh          4-1-76       9-1/2   %  Series due April 1, 2006                50,000,000   (4)

Twenty-eighth           9-1-76       9-3/4   %  Series due September 1, 1996            62,500,000   (4)

Twenty-ninth            6-1-88       8-3/4   %  Series due June 1, 2007                 50,000,000   (4)

Thirtieth               10-1-78      9.40    %  Series due January 1, 1999              25,000,000   (4)

Thirty-first            11-1-78      9.80    %  Series due November 1, 1998             50,000,000   (4)

Thirty-second           2-1-80       13-1/4  %  Series due February 1, 2000             55,000,000   (4)

Thirty-third            8-1-80       13-7/8  %  Series due August 1, 2010               75,000,000   (4)

Thirty-sixth            10-1-82      13-1/2  %  Series due October 1, 2012              75,000,000   (4)

Thirty-seventh          11-15-84     11-5/8  %  Extendable Series A due                 75,000,000   (4)
                                                November 15, 1999

Thirty-eighth           6-1-85       10-3/4  %  Series due June 1, 1995                 60,000,000   (4)

Thirty-ninth            3-1-86       9-5/8   %  Series due March 1, 2016               100,000,000   (4)

Fortieth                10-1-90                 Medium Term Note Series                200,000,000

Forty-first             12-1-91                 Medium Term Note Series I              150,000,000

Forty-second            4-1-93       7-3/4   %  Series due April 15, 2023              150,000,000

Forty-third             7-1-93                  Medium Term Notes Series II             75,000,000

Forty-fourth            8-1-94                  Medium Term Notes Series III            75,000,000   (1)

Forty-fifth             5-1-95                  Medium Term Notes Series IV             75,000,000

Forty-sixth             8-1-96                  Medium Term Notes Series V              50,000,000   (1)

Forty-seventh           12-14-01                Second Series due 2002                 150,000,000   (4)

                                      -3-

Supplemental
Indenture               Dated        Series Designation                              Principal Amount
---------               -----        ------------------                              ----------------

Forty-eighth            6-1-02                  Collateral Series due 2003              72,000,000

Forty-ninth             6-1-02                  Second Collateral Series due 2003      150,000,000

Fiftieth                10-1-02        8-1/8 %  Series Due 2010                        150,000,000

Fifty-first             10-1-02      5.6675  %  Series Due 2012                        100,000,000

Fifty-second            4-1-03       5.279   %  Series Due 2013                         50,000,000

(1)  Paid in full at maturity.

(2) This entire issue of Bonds was redeemed out of proceeds from the sale of First Mortgage Bonds, 3-3/8% Series due 1984.
(3) This entire issue of Bonds was redeemed out of proceeds from the sale of First Mortgage Bonds, 4-5/8% Series due 1993.
(4)  Redeemed in full prior to maturity.

which bonds are sometimes referred to herein as the "Bonds of the 1977 Series," "Bonds of the 1977 Second Series," "Bonds of the 1983 Series," "Bonds of the 1984 Series," "Bonds of the 1986 Series," "Bonds of the 4-7/8% Series due 1987," "Bonds of the 5 1/2% Series due 1987," "Bonds of the 1990 Series," "Bonds of the 1991 Series," "Bonds of the 4-5/8% Series due 1993," "Bonds of the 4 3/4% Series due 1993," "Bonds of the 1994 Series," "Bonds of the 1995 Series," "Bonds of the 1996 Series," "Bonds of the 1997 Series," "Bonds of the 1977 Third Series," "Bonds of the 2000 Series," "Bonds of the 2001 Series," "Bonds of the 2002 Series," "Bonds of the 2003 Series," "Bonds of the 2003 Second Series," "Bonds of the 1980 Series," "Bonds of the 1982 Series," "Bonds of the 1985 Series," "Bonds of the 2005 Series," "Bonds of the 2006 Series," "Bonds of the 1996 Second Series," "Bonds of the 2007 Series," "Bonds of the 1999 Series," "Bonds of the 1998 Series," "Bonds of the 2000 Second Series," "Bonds of the 2010 Series," "Bonds of the 2012 Series," "Bonds of the Extendable Series A," "Bonds of the 1995 Second Series," "Bonds of the 2016 Series," "Bonds of the Medium Term Note Series," "Bonds of the Medium Term Note Series I," "Bonds of the 2023 Series," "Bonds of the Medium Term Note Series II," "Bonds of the Medium Term Note Series III," "Bonds of the Medium Term Note Series IV," "Bonds of the Medium Term Note Series V," "Bonds of the 2002 Second Series," "Bonds of the Collateral Series," and "Bonds of the Second Collateral Series," "Bonds of the 2010 Second Series," "Bonds of the 2012 Second Series," and "Bonds of the 2011 Series," respectively; and

          WHEREAS, the Original Indenture provides that the Company and the Trustee, subject to the conditions and restrictions in the Original Indenture contained, may enter into an indenture or indentures supplemental thereto, which shall thereafter form a part of said Original Indenture, among other things, to mortgage, pledge, convey, transfer or assign to the Trustee and to subject to the lien of the Original Indenture with the same force and effect as though included in the granting clauses thereof, additional properties acquired by the Company after the execution and delivery of the Original Indenture, and to provide for the creation of any series of bonds (other than the Bonds of the 1975 Series), designating the series to be created and specifying the form


and provisions of the bonds of such series as therein provided or permitted, and to provide a sinking, amortization, replacement or other analogous fund for the benefit of all or any of the bonds of any one or more series, of such character and of such amount, and upon such terms and conditions as shall be contained in such supplemental indenture; and

          WHEREAS, the Company has heretofore executed and delivered to the Trustee fifty-two supplemental indentures amending in certain respects the Original Indenture (such Original Indenture as so supplemented and amended is hereinafter referred to as the "Mortgage"); and

          WHEREAS, the Company desires to further amend the Mortgage in certain respects pursuant to Section 17.01 of the Original Indenture, and the Trustee has agreed to such amendments; and

          WHEREAS, the Company desires to provide for the creation of three new series of bonds to be known as "First Mortgage Bonds, Collateral Series A due 2033" (sometimes herein referred to as the "Bonds of the 2033 Series A"), "First Mortgage Bonds, Collateral Series B due 2033" (sometimes herein referred to as the "Bonds of the 2033 Series B"), and "First Mortgage Bonds, Collateral Series C due 2033" (sometimes herein referred to as the "Bonds of the 2033 Series C") (together, sometimes herein referred to as the "Bonds of the 2033 Series"), and to specify the form and provisions of the Bonds of the 2033 Series, and to mortgage, pledge, convey, transfer or assign to the Trustee and to subject to the lien of the Mortgage certain additional properties acquired by the Company since the execution and delivery of the Original Indenture; and

          WHEREAS, the Company intends at this time to issue $23,600,000 aggregate principal amount of Bonds of the 2033 Series A, $97,800,000 aggregate principal amount of Bonds of the 2033 Series B, and $21,000,000 aggregate principal amount of Bonds of the 2033 Series C, in each case under and in accordance with the terms of the Mortgage and this Supplemental Indenture (the Mortgage as so supplemented and amended by this Supplemental Indenture referred to as the "Indenture"); and

          WHEREAS, the Bonds of the 2033 Series A and the Trustee's authentication certificate to be executed on the Bonds of the 2033 Series A are to be substantially in the following form, respectively:



               (Form of Bond of the Collateral Series A due 2033)
                                 [Face of Bond]
THIS BOND IS NOT TRANSFERABLE EXCEPT AS REQUIRED TO EFFECT TRANSFER TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE DATED AS OF MAY 1, 1998 BETWEEN THE PORT OF MORROW, OREGON AND J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION (FORMERLY KNOWN AS CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION), AS TRUSTEE.

No. _____                                                          $__________
     CUSIP No. _____

                                   $23,600,000

                        PORTLAND GENERAL ELECTRIC COMPANY
                FIRST MORTGAGE BOND, COLLATERAL SERIES A DUE 2033

          Portland General Electric Company, an Oregon corporation (hereinafter sometimes called the "Company"), for value received, hereby promises to pay to J.P. Morgan Trust Company, National Association (formerly known as Chase Manhattan Bank and Trust Company, National Association), as trustee under the Trust Indenture from the Port of Morrow, Oregon ("Issuer") dated as of May 1, 1998, as amended and restated as of May 1, 2003 (the "Morrow 1998 Indenture"), and any successor trustee under the Morrow 1998 Indenture, or registered assigns, the principal sum of Twenty-Three Million, Six Hundred Thousand Dollars ($23,600,000) on May 1, 2033 (the "Maturity Date"), except to the extent redeemed or repaid prior to the Maturity Date, and to pay interest thereon as hereinafter provided.

          Payment of the principal of and interest on this bond will be made in immediately available funds at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including terms of redemption, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become or be valid or obligatory for any purpose until the authentication certificate hereon shall have been signed by the Trustee.

          IN WITNESS WHEREOF, PORTLAND GENERAL ELECTRIC COMPANY has caused this instrument to be executed manually or in facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be imprinted hereon.


Dated:

                                          PORTLAND GENERAL ELECTRIC COMPANY


                                          By:__________________________________
                                                   [Title]


Attest: ______________________
        [Assistant] Secretary

                (Form of Trustee's Authentication Certificate for
                   Bonds of the Collateral Series A due 2033)

          This is one of the bonds, of the series designated herein, described in the within-mentioned Indenture.

                                                  HSBC BANK USA, AS TRUSTEE


                                                  By:__________________________
                                                       Authorized Officer

                                [Reverse of Bond]

          This bond is one of the bonds of a series designated as First Mortgage Bonds, Collateral Series A due 2033 (sometimes herein referred to as the "Bonds of the 2033 Series A") limited to a maximum aggregate principal amount of $23,600,000. Bonds of the 2033 Series A are bonds of an authorized issue of bonds of the Company known as First Mortgage Bonds, not limited as to maximum aggregate principal amount, all issued or issuable in one or more series under and equally secured (except insofar as any sinking fund, replacement fund or other fund established in accordance with the provisions of the Indenture hereinafter mentioned may afford additional security for the bonds of any specific series) by an Indenture of Mortgage and Deed of Trust dated July 1, 1945, duly executed and delivered by the Company to HSBC Bank USA (formerly known as The Marine Midland Trust Company of New York), as Trustee, as supplemented, amended and modified by fifty-two supplemental indentures and by the Fifty-third Supplemental Indenture (such Indenture of Mortgage and Deed of Trust as so supplemented, amended and modified by such fifty-two supplemental indentures and the Fifty-third Supplemental Indenture being hereinafter called the "Indenture"), to which Indenture reference is hereby made for a description of the property mortgaged and pledged as security for said bonds, the nature and extent of the security, and the rights, duties and immunities thereunder of the Trustee, the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said bonds may be issued thereunder. Capitalized terms used herein and not defined herein shall have the respective meanings in the Indenture, unless otherwise noted.

          This bond has been issued to secure payment of certain of the Company's obligations under the Loan Agreement dated as of May 1, 1998, as supplemented as of May 1, 2003 by the First Supplemental Loan Agreement (together, the "Morrow Loan Agreement") between the Port of Morrow, Oregon and the Company. The Loan Agreement was executed in connection with the issuance of the $23,600,000 aggregate principal amount of Port of Morrow, Oregon Pollution Control Revenue Refunding Bonds (Portland General Electric Company Project) Series 1998A (the "Morrow Bonds Series 1998") pursuant to the Morrow 1998 Indenture. The obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on this bond, including any obligation to redeem, or pay upon acceleration, all or a portion of the principal amount of this bond prior to the Maturity Date, shall be fully or partially, as the case may be, satisfied and discharged to the extent that the equivalent amounts under the Morrow Loan Agreement shall have been fully or partially paid. Satisfaction of any obligation under this bond to the extent that payment is made with respect to the Morrow Loan Agreement means that if any payment is made under the Morrow Loan Agreement, a corresponding payment obligation with respect to the principal of or interest on this bond (including any obligation to redeem, or pay upon acceleration, all or a portion of the principal amount of this bond prior to the Maturity Date), shall be deemed discharged in the same proportion and amount as such payment discharges the outstanding obligations with respect to the Morrow Loan Agreement. The Trustee under the Indenture may conclusively presume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on this bond shall have been fully discharged and satisfied unless and until the Trustee shall have received a written notice from the trustee under the Morrow 1998 Indenture stating (i) that timely payment of the amounts due under the Morrow Loan Agreement has not been made such that an "event of



default" under the Morrow Loan Agreement has occurred, and (ii) the amount of funds required to pay the amounts then due under the Morrow Loan Agreement.

          The bonds of this series shall mature on the same date and in the same principal amount, bear interest at the same rates payable at the same times and be redeemable on the same dates and at the same redemption prices, in each case as the Morrow Bonds Series 1998. In particular, the Bonds of the 2033 Series A are subject to optional and mandatory redemption at the same times and at equivalent redemption prices as the Morrow Bonds Series 1998 are under Section
4.02 and Section 4.03 of the Morrow 1998 Indenture.

          The Bonds of the 2033 Series A are not subject to any sinking fund.

          In addition to the terms of redemption set forth above, the Bonds of the 2033 Series A shall be redeemed prior to maturity as a whole at any time in the instances provided in the Indenture by the application of proceeds of the sale or other disposition substantially as an entirety of the Company's electric properties at Portland, Oregon, upon payment of (a) the principal amount of the Bonds of the 2033 Series A, (b) unpaid interest accrued thereon to the date of such redemption, and (c) an amount equal to the interest that would become due on the Morrow Bonds Series 1998 from the date of such redemption through the end of the then-current Term Interest Rate Period (as defined in the Morrow 1998 Indenture), upon notice given not more than ninety (90) nor less than thirty
(30) days prior to the date of such redemption.

          If this bond or any portion hereof ($5,000 or an integral multiple thereof) is duly called for redemption and payment duly provided for as specified in the Indenture, this bond or such portion thereof shall cease to be entitled to the lien of the Indenture from and after the date payment is so provided for and shall cease to bear interest from and after the date fixed for such redemption.

          In the event of the selection for redemption of a portion only of the principal of this bond, payment of the redemption price will be made only upon surrender of this bond in exchange for a bond or bonds (but only of authorized denominations of the same series) for the unredeemed balance of the principal amount of this bond.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five percent in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty percent in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of all holders hereof which will
(i) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon, or reduce the amount of the principal hereof, or reduce any premium payable on the redemption hereof, (ii) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (iii) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.



          The transfer of this bond is registrable by the registered owner hereof in person or by such owner's attorney duly authorized in writing, at the corporate trust office of the Trustee in the Borough of Manhattan, City and State of New York, upon surrender of this bond for cancellation and upon payment of any taxes or other governmental charges payable upon such transfer, and thereupon a new registered bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee or transferees in exchange therefor.

          The Company, the Trustee and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payments of or on account of the principal hereof and interest due hereon, and for all other purposes, whether or not this bond shall be overdue, and neither the Company, the Trustee nor any paying agent shall be affected by any notice to the contrary.

          If an event of default as defined in the Indenture shall occur, the principal of this bond may become or be declared due and payable before maturity in the manner and with the effect provided in the Indenture. The holders, however, of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults. Any Event of Default described in Section 9.01(a), 9.01(b) or 9.01(c) of the Morrow 1998 Indenture shall be deemed to be an event of default for purposes of Article Eleven of the Indenture in payment of the principal of, or premium or interest on the Bonds of the 2033 Series A in the amount of the defaulted principal, premium or interest due (whether as a component of purchase price under Section 9.01(c) of the Morrow 1998 Indenture or otherwise) on the Morrow Bonds Series 1998; subject, however, to the condition that any waiver or cure of any such Event of Default under the Morrow 1998 Indenture and a rescission and annulment of its consequences shall constitute a waiver or cure of the corresponding event or events of default under the Indenture on the Bonds of the 2033 Series A and a rescission and annulment of the consequences thereof thereunder, but no such waiver or cure and rescission and annulment will extend to or affect any other event of default or any subsequent event of default or impair any right or remedy consequent thereon.

          No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, against any incorporator, shareholder, director or officer, past, present or future, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, shareholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and as provided in the Indenture.

          The Indenture provides that this bond shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

            (End of Form of Bond of the Collateral Series A due 2033)



and

          WHEREAS, the Bonds of the 2033 Series B and the Trustee's authentication certificate to be executed on the Bonds of the 2033 Series B are to be substantially in the following form, respectively:

               (Form of Bond of the Collateral Series B due 2033)
                                 [Face of Bond]
THIS BOND IS NOT TRANSFERABLE EXCEPT AS REQUIRED TO EFFECT TRANSFER TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE DATED AS OF MAY 1, 1998 BETWEEN THE CITY OF FORSYTH, MONTANA AND J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION (FORMERLY KNOWN AS CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION), AS TRUSTEE.

No. _____                                                          $__________
     CUSIP No. _____

                                   $97,800,000

                        PORTLAND GENERAL ELECTRIC COMPANY
                FIRST MORTGAGE BOND, COLLATERAL SERIES B DUE 2033

          Portland General Electric Company, an Oregon corporation (hereinafter sometimes called the "Company"), for value received, hereby promises to pay to J.P. Morgan Trust Company, National Association (formerly known as Chase Manhattan Bank and Trust Company, National Association), as trustee under the Trust Indenture from the City of Forsyth, Montana ("Issuer") dated as of May 1, 1998, as amended and restated as of May 1, 2003 (the "Forsyth A 1998 Indenture"), and any successor trustee under the Forsyth A 1998 Indenture, or registered assigns, the principal sum of Ninety-Seven Million, Eight Hundred Thousand Dollars ($97,800,000) on May 1, 2033 (the "Maturity Date"), except to the extent redeemed or repaid prior to the Maturity Date, and to pay interest thereon as hereinafter provided.

          Payment of the principal of and interest on this bond will be made in immediately available funds at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including terms of redemption, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become or be valid or obligatory for any purpose until the authentication certificate hereon shall have been signed by the Trustee.

          IN WITNESS WHEREOF, PORTLAND GENERAL ELECTRIC COMPANY has caused this instrument to be executed manually or in facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be imprinted hereon.


Dated:

                                        PORTLAND GENERAL ELECTRIC COMPANY


                                        By:__________________________________
                                                 [Title]


Attest: ______________________
         [Assistant] Secretary



                (Form of Trustee's Authentication Certificate for
                   Bonds of the Collateral Series B due 2033)

          This is one of the bonds, of the series designated herein, described in the within-mentioned Indenture.

                                                     HSBC BANK USA, AS TRUSTEE


                                                     By:  _____________________
                                                           Authorized Officer

                                [Reverse of Bond]

          This bond is one of the bonds of a series designated as First Mortgage Bonds, Collateral Series B due 2033 (sometimes herein referred to as the "Bonds of the 2033 Series B") limited to a maximum aggregate principal amount of $97,800,000. Bonds of the 2033 Series B are bonds of an authorized issue of bonds of the Company known as First Mortgage Bonds, not limited as to maximum aggregate principal amount, all issued or issuable in one or more series under and equally secured (except insofar as any sinking fund, replacement fund or other fund established in accordance with the provisions of the Indenture hereinafter mentioned may afford additional security for the bonds of any specific series) by an Indenture of Mortgage and Deed of Trust dated July 1, 1945, duly executed and delivered by the Company to HSBC Bank USA (formerly known as The Marine Midland Trust Company of New York), as Trustee, as supplemented, amended and modified by fifty-two supplemental indentures and by the Fifty-third Supplemental Indenture (such Indenture of Mortgage and Deed of Trust as so supplemented, amended and modified by such fifty-two supplemental indentures and the Fifty-third Supplemental Indenture being hereinafter called the "Indenture"), to which Indenture reference is hereby made for a description of the property mortgaged and pledged as security for said bonds, the nature and extent of the security, and the rights, duties and immunities thereunder of the Trustee, the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said bonds may be issued thereunder. Capitalized terms used herein and not defined herein shall have the respective meanings in the Indenture, unless otherwise noted.

          This bond has been issued to secure payment of certain of the Company's obligations under the Loan Agreement dated as of May 1, 1998, as supplemented as of May 1, 2003 by the First Supplemental Loan Agreement (together, the "Forsyth A Loan Agreement") between the City of Forsyth, Montana and the Company. The Forsyth A Loan Agreement was executed in connection with the issuance of the $97,800,000 aggregate principal amount of City of Forsyth, Montana Pollution Control Revenue Refunding Bonds (Portland General Electric Company Project) Series 1998A (the "Forsyth Bonds Series 1998A") pursuant to the Forsyth A 1998 Indenture. The obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on this bond, including any obligation to redeem, or pay upon acceleration, all or a portion of the principal amount of this bond prior to the Maturity Date, shall be fully or partially, as the case may be, satisfied and discharged to the extent that the equivalent amounts under the Forsyth A Loan Agreement shall have been fully or partially paid. Satisfaction of any obligation under this bond to the extent that payment is made with respect to the Forsyth A Loan Agreement means that if any payment is made under the Forsyth A Loan Agreement, a corresponding payment obligation with respect to the principal of or interest on this bond (including any obligation to redeem, or pay upon acceleration, all or a portion of the principal amount of this bond prior to the Maturity Date), shall be deemed discharged in the same proportion and amount as such payment discharges the outstanding obligations with respect to the Forsyth A Loan Agreement. The Trustee under the Indenture may conclusively presume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on this bond shall have been fully discharged and satisfied unless and until the Trustee shall have received a written notice from the trustee under the Forsyth A 1998 Indenture stating (i) that timely payment of the amounts due under the Forsyth A Loan Agreement has not been made such that an "event of default" under the Forsyth A Loan Agreement has occurred, and (ii) the amount of funds required to pay the amounts then due under the Forsyth A Loan Agreement.

          The bonds of this series shall mature on the same date and in the same principal amount, bear interest at the same rates payable at the same times and be redeemable on the same dates and at the same redemption prices, in each case as the Forsyth Bonds Series 1998A. In particular, the Bonds of the 2033 Series B are subject to optional and mandatory redemption at the same times and at equivalent redemption prices as the Forsyth Bonds Series 1998A are under Section
4.02 and Section 4.03 of the Forsyth A 1998 Indenture.

          The Bonds of the 2033 Series B are not subject to any sinking fund.

          In addition to the terms of redemption set forth above, the Bonds of the 2033 Series B shall be redeemed prior to maturity as a whole at any time in the instances provided in the Indenture by the application of proceeds of the sale or other disposition substantially as an entirety of the Company's electric properties at Portland, Oregon, upon payment of (a) the principal amount of the Bonds of the 2033 Series B, (b) unpaid interest thereon accrued to the date of such redemption, and (c) an amount equal to the interest that would become due on the Forsyth Bonds Series 1998A from the date of such redemption through the end of the then-current Term Interest Rate Period (as defined in the Forsyth A 1998 Indenture), upon notice given not more than ninety (90) nor less than thirty (30) days prior to the date of such redemption.

          If this bond or any portion hereof ($5,000 or an integral multiple thereof) is duly called for redemption and payment duly provided for as specified in the Indenture, this bond or such portion thereof shall cease to be entitled to the lien of the Indenture from and after the date payment is so provided for and shall cease to bear interest from and after the date fixed for such redemption.

          In the event of the selection for redemption of a portion only of the principal of this bond, payment of the redemption price will be made only upon surrender of this bond in exchange for a bond or bonds (but only of authorized denominations of the same series) for the unredeemed balance of the principal amount of this bond.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five percent in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty percent in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of all holders hereof which will
(i) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon, or reduce the amount of the principal hereof, or reduce any premium payable on the redemption hereof, (ii) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (iii) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

          The transfer of this bond is registrable by the registered owner hereof in person or by such owner's attorney duly authorized in writing, at the corporate trust office of the Trustee in the Borough of Manhattan, City and State of New York, upon surrender of this bond for cancellation and upon payment of any taxes or other governmental charges payable upon such transfer, and thereupon a new registered bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee or transferees in exchange therefor.

          The Company, the Trustee and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payments of or on account of the principal hereof and interest due hereon, and for all other purposes, whether or not this bond shall be overdue, and neither the Company, the Trustee nor any paying agent shall be affected by any notice to the contrary.

          If an event of default as defined in the Indenture shall occur, the principal of this bond may become or be declared due and payable before maturity in the manner and with the effect provided in the Indenture. The holders, however, of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults. Any Event of Default described in Section 9.01(a), 9.01(b) or 9.01(c) of the Forsyth A 1998 Indenture shall be deemed to be an event of default for purposes of Article Eleven of the Indenture in payment of the principal of, or premium or interest on the Bonds of the 2033 Series B in the amount of the defaulted principal, premium or interest due (whether as a component of purchase price under Section 9.01(c) of the Forsyth A 1998 Indenture or otherwise) on the Forsyth Bonds Series 1998A; subject, however, to the condition that any waiver or cure of any such Event of Default under the Forsyth A 1998 Indenture and a rescission and annulment of its consequences shall constitute a waiver or cure of the corresponding event or events of default under the Indenture on the Bonds of the 2033 Series B and a rescission and annulment of the consequences thereof thereunder, but no such waiver or cure and rescission and annulment will extend to or affect any other event of default or any subsequent event of default or impair any right or remedy consequent thereon.

          No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, against any incorporator, shareholder, director or officer, past, present or future, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, shareholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and as provided in the Indenture.

          The Indenture provides that this bond shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

            (End of Form of Bond of the Collateral Series B due 2033)



and

          WHEREAS, the Bonds of the 2033 Series C and the Trustee's authentication certificate to be executed on the Bonds of the 2033 Series C are to be substantially in the following form, respectively:





               (Form of Bond of the Collateral Series C due 2033)
                                 [Face of Bond]
THIS BOND IS NOT TRANSFERABLE EXCEPT AS REQUIRED TO EFFECT TRANSFER TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE DATED AS OF MAY 1, 1998 BETWEEN THE CITY OF FORSYTH, MONTANA AND J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION (FORMERLY KNOWN AS CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION), AS TRUSTEE.

No. _____                                                          $__________
     CUSIP No. _____

                                   $21,000,000

                        PORTLAND GENERAL ELECTRIC COMPANY
                FIRST MORTGAGE BOND, COLLATERAL SERIES C DUE 2033

          Portland General Electric Company, an Oregon corporation (hereinafter sometimes called the "Company"), for value received, hereby promises to pay to J.P. Morgan Trust Company, National Association (formerly known as Chase Manhattan Bank and Trust Company, National Association), as trustee under the Trust Indenture from the City of Forsyth, Montana ("Issuer") dated as of May 1, 1998, as amended and restated as of May 1, 2003 (the "Forsyth B 1998 Indenture"), and any successor trustee under the 1998 Indenture, or registered assigns, the principal sum of Twenty-One Million Dollars ($21,000,000) on May 1, 2033 (the "Maturity Date"), except to the extent redeemed or repaid prior to the Maturity Date, and to pay interest thereon as hereinafter provided.

          Payment of the principal of and interest on this bond will be made in immediately available funds at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including terms of redemption, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become or be valid or obligatory for any purpose until the authentication certificate hereon shall have been signed by the Trustee.

          IN WITNESS WHEREOF, PORTLAND GENERAL ELECTRIC COMPANY has caused this instrument to be executed manually or in facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be imprinted hereon.


Dated:

                                    PORTLAND GENERAL ELECTRIC COMPANY


                                    By:_______________________________________
                                             [Title]


Attest: ______________________
        [Assistant] Secretary



                (Form of Trustee's Authentication Certificate for
                   Bonds of the Collateral Series C due 2033)

          This is one of the bonds, of the series designated herein, described in the within-mentioned Indenture.

                                              HSBC BANK USA, AS TRUSTEE


                                              By: ____________________________
                                                  Authorized Officer

                                [Reverse of Bond]

          This bond is one of the bonds of a series designated as First Mortgage Bonds, Collateral Series C due 2033 (sometimes herein referred to as the "Bonds of the 2033 Series C") limited to a maximum aggregate principal amount of $21,000,000. Bonds of the 2033 Series C are bonds of an authorized issue of bonds of the Company known as First Mortgage Bonds, not limited as to maximum aggregate principal amount, all issued or issuable in one or more series under and equally secured (except insofar as any sinking fund, replacement fund or other fund established in accordance with the provisions of the Indenture hereinafter mentioned may afford additional security for the bonds of any specific series) by an Indenture of Mortgage and Deed of Trust dated July 1, 1945, duly executed and delivered by the Company to HSBC Bank USA (formerly known as The Marine Midland Trust Company of New York), as Trustee, as supplemented, amended and modified by fifty-two supplemental indentures and by the Fifty-third Supplemental Indenture (such Indenture of Mortgage and Deed of Trust as so supplemented, amended and modified by such fifty-two supplemental indentures and the Fifty-third Supplemental Indenture being hereinafter called the "Indenture"), to which Indenture reference is hereby made for a description of the property mortgaged and pledged as security for said bonds, the nature and extent of the security, and the rights, duties and immunities thereunder of the Trustee, the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said bonds may be issued thereunder. Capitalized terms used herein and not defined herein shall have the respective meanings in the Indenture, unless otherwise noted.

          This bond has been issued to secure payment of certain of the Company's obligations under the Loan Agreement dated as of May 1, 1998, as supplemented as of May 1, 2003 by the First Supplemental Loan Agreement (together, the "Forsyth B Loan Agreement") between the City of Forsyth, Montana and the Company. The Forsyth B Loan Agreement was executed in connection with the issuance of the $21,000,000 aggregate principal amount of City of Forsyth, Montana Pollution Control Revenue Refunding Bonds (Portland General Electric Company Project) Series 1998B (the "Forsyth Bonds Series 1998B") pursuant to the Forsyth B 1998 Indenture. The obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on this bond, including any obligation to redeem, or pay upon acceleration, all or a portion of the principal amount of this bond prior to the Maturity Date, shall be fully or partially, as the case may be, satisfied and discharged to the extent that the equivalent amounts under the Forsyth B Loan Agreement shall have been fully or partially paid. Satisfaction of any obligation under this bond to the extent that payment is made with respect to the Forsyth B Loan Agreement means that if any payment is made under the Forsyth B Loan Agreement, a corresponding payment obligation with respect to the principal of or interest on this bond (including any obligation to redeem, or pay upon acceleration, all or a portion of the principal amount of this bond prior to the Maturity Date), shall be deemed discharged in the same proportion and amount as such payment discharges the outstanding obligations with respect to the Forsyth B Loan Agreement. The Trustee under the Indenture may conclusively presume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on this bond shall have been fully discharged and satisfied unless and until the Trustee shall have received a written notice from the trustee under the Forsyth B 1998 Indenture stating (i) that timely payment of the amounts due under the Forsyth B Loan Agreement has not been made



such that an "event of default" under the Forsyth B Loan Agreement has occurred, and (ii) the amount of funds required to pay the amounts then due under the Forsyth B Loan Agreement.

          The bonds of this series shall mature on the same date and in the same principal amount, bear interest at the same rates payable at the same times and be redeemable on the same dates and at the same redemption prices, in each case as the Forsyth Bonds Series 1998B. In particular, the Bonds of the 2033 Series C are subject to optional and mandatory redemption at the same times and at equivalent redemption prices as the Forsyth Bonds Series 1998B are under Section
4.02 and Section 4.03 of the Forsyth B 1998 Indenture.

          The Bonds of the 2033 Series C are not subject to any sinking fund.

          In addition to the terms of redemption set forth above, the Bonds of the 2033 Series C shall be redeemed prior to maturity as a whole at any time in the instances provided in the Indenture by the application of proceeds of the sale or other disposition substantially as an entirety of the Company's electric properties at Portland, Oregon, upon payment of (a) the principal amount of the Bonds of the 2033 Series C, (b) unpaid interest thereon accrued to the date of such redemption, and (c) an amount equal to the interest that would become due on the Forsyth Bonds Series 1998B from the date of such redemption through the end of the then-current Term Interest Rate Period (as defined in the Forsyth B 1998 Indenture), upon notice given not more than ninety (90) nor less than thirty (30) days prior to the date of such redemption.

          If this bond or any portion hereof ($5,000 or an integral multiple thereof) is duly called for redemption and payment duly provided for as specified in the Indenture, this bond or such portion thereof shall cease to be entitled to the lien of the Indenture from and after the date payment is so provided for and shall cease to bear interest from and after the date fixed for such redemption.

          In the event of the selection for redemption of a portion only of the principal of this bond, payment of the redemption price will be made only upon surrender of this bond in exchange for a bond or bonds (but only of authorized denominations of the same series) for the unredeemed balance of the principal amount of this bond.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five percent in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty percent in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of all holders hereof which will
(i) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon, or reduce the amount of the principal hereof, or reduce any premium payable on the redemption hereof, (ii) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (iii) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.



          The transfer of this bond is registrable by the registered owner hereof in person or by such owner's attorney duly authorized in writing, at the corporate trust office of the Trustee in the Borough of Manhattan, City and State of New York, upon surrender of this bond for cancellation and upon payment of any taxes or other governmental charges payable upon such transfer, and thereupon a new registered bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee or transferees in exchange therefor.

          The Company, the Trustee and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payments of or on account of the principal hereof and interest due hereon, and for all other purposes, whether or not this bond shall be overdue, and neither the Company, the Trustee nor any paying agent shall be affected by any notice to the contrary.

          If an event of default as defined in the Indenture shall occur, the principal of this bond may become or be declared due and payable before maturity in the manner and with the effect provided in the Indenture. The holders, however, of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults. Any Event of Default described in Section 9.01(a), 9.01(b) or 9.01(c) of the Forsyth B 1998 Indenture shall be deemed to be an event of default for purposes of Article Eleven of the Indenture in payment of the principal of, or premium or interest on the Bonds of the 2033 Series C in the amount of the defaulted principal, premium or interest due (whether as a component of purchase price under Section 9.01(c) of the Forsyth B 1998 Indenture or otherwise) on the Forsyth Bonds Series 1998B; subject, however, to the condition that any waiver or cure of any such Event of Default under the Forsyth B 1998 Indenture and a rescission and annulment of its consequences shall constitute a waiver or cure of the corresponding event or events of default under the Indenture on the Bonds of the 2033 Series C and a rescission and annulment of the consequences thereof thereunder, but no such waiver or cure and rescission and annulment will extend to or affect any other event of default or any subsequent event of default or impair any right or remedy consequent thereon.

          No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, against any incorporator, shareholder, director or officer, past, present or future, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, shareholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and as provided in the Indenture.

          The Indenture provides that this bond shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

            (End of Form of Bond of the Collateral Series C due 2033)



and

          WHEREAS, all acts and proceedings required by law and by the charter or articles of incorporation and bylaws of the Company necessary to make the Bonds of the 2033 Series to be issued hereunder, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, and to constitute this Supplemental Indenture a valid and binding instrument, have been done and taken; and the execution and delivery of this Supplemental Indenture have been in all respects duly authorized;

          NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH, that, in order to secure the payment of the principal of, premium, if any, and interest on all First Mortgage Bonds at any time issued and outstanding under the Original Indenture as supplemented and modified by the fifty-two supplemental indentures hereinbefore described and as supplemented and modified by this Supplemental Indenture, according to their tenor, purport and effect, and to secure the performance and observance of all the covenants and conditions therein and herein contained, and for the purpose of confirming and perfecting the lien of the Indenture on the properties of the Company hereinafter described, or referred to, and for and in consideration of the premises and of the mutual covenants herein contained, and acceptance of the Bonds of the 2033 Series by the holders thereof, and for other valuable consideration, the receipt whereof is hereby acknowledged, the Company has executed and delivered this Supplemental Indenture and by these presents does grant, bargain, sell, warrant, alien, convey, assign, transfer, mortgage, pledge, hypothecate, set over and confirm unto the Trustee the following property, rights, privileges and franchises (in addition to all other property, rights, privileges and franchises heretofore subjected to the lien of the Original Indenture as supplemented by the fifty-two supplemental indentures hereinbefore described and not heretofore released from the lien thereof, all of which shall secure all bonds, including the Bonds of the 2033 Series), to wit:

                                    CLAUSE I

          Without in any way limiting anything in the Mortgage or hereinafter described, all and singular the lands, real estate, chattels real, interests in land, leaseholds, ways, rights-of-way, easements, servitudes, permits and licenses, lands under water, riparian rights, franchises, privileges, electric generating plants, electric transmission and distribution systems, and all apparatus and equipment appertaining thereto, offices, buildings, warehouses, garages, and other structures, tracks, machine shops, materials and supplies and all property of any nature appertaining to any of the plants, systems, business or operations of the Company, whether or not affixed to the realty, used in the operation of any of the premises or plants or systems or otherwise, which have been acquired by the Company since the execution and delivery of the Original Indenture and not heretofore included in any indenture supplemental thereto, and now owned or which may hereafter be acquired by the Company (other than excepted property as defined in the Mortgage).



                                    CLAUSE II

          All corporate, Federal, State, municipal and other permits, consents, licenses, bridge licenses, bridge rights, river permits, franchises, grants, privileges and immunities of every kind and description, owned, held, possessed or enjoyed by the Company (other than excepted property as defined in the Mortgage) and all renewals, extensions, enlargements and modifications of any of them, which have been acquired by the Company since the execution and the delivery of the Original Indenture and not heretofore included in any indenture supplemental thereto, and now owned or which may hereafter be acquired by the Company.

                                   CLAUSE III

          Also all other property, real, personal or mixed, tangible or intangible (other than excepted property as defined in the Mortgage) of every kind, character and description and wheresoever situated, whether or not useful in the generation, manufacture, production, transportation, distribution, sale or supplying of electricity, hot water or steam, which have been acquired by the Company since the execution and delivery of the Original Indenture and not heretofore included in any indenture supplemental thereto, and now owned or which may hereafter be acquired by the Company (other than excepted property as defined in the Mortgage).

                                    CLAUSE IV

          Together with all and singular the plants, buildings, improvements, additions, tenements, hereditaments, easements, rights, privileges, licenses and franchises and all other appurtenances whatsoever belonging or in any wise pertaining to any of the property hereby mortgaged or pledged, or intended so to be, or any part thereof, and the reversion and reversions, remainder and remainders, and the rents, revenues, issues, earnings, income, products and profits thereof, and every part and parcel thereof, and all the estate, right, title, interest, property, claim and demand of every nature whatsoever of the Company at law, in equity or otherwise howsoever, in, of and to such property and every part and parcel thereof (other than excepted property as defined in the Mortgage).

          TO HAVE AND TO HOLD all of said property, real, personal and mixed, and all and singular the lands, properties, estates, rights, franchises, privileges and appurtenances hereby mortgaged, conveyed, pledged or assigned, or intended so to be, together with all the appurtenances thereto appertaining and the rents, issues and profits thereof, unto the Trustee and its successors and assigns, forever:

          SUBJECT, HOWEVER, to the exceptions, reservations, restrictions, conditions, limitations, covenants and matters contained in all deeds and other instruments whereunder the Company has acquired any of the property now owned by it, and to permitted encumbrances as defined in Subsection B of Section 1.11 of the Mortgage;

          BUT IN TRUST NEVERTHELESS, for the equal and proportionate use, benefit, security and protection of those who from time to time shall hold the bonds authenticated and delivered under the Original Indenture and the fifty-two supplemental indentures hereinbefore described or this Supplemental Indenture, and duly issued by the Company, without any discrimination, preference or priority of any one bond over any other by reason of priority in the time of issue, sale or negotiation thereof or otherwise, except as provided in Section 11.28 of the Mortgage, so that, subject to said
Section 11.28, each and all of said bonds shall have the same right, lien and privilege under the Original Indenture and the fifty-two supplemental indentures hereinbefore described, or this Supplemental Indenture, and shall be equally secured thereby and hereby and shall have the same proportionate interest and share in the trust estate, with the same effect as if all of the bonds had been issued, sold and negotiated simultaneously on the date of delivery of the Original Indenture;

          AND UPON THE TRUSTS, USES AND PURPOSES and subject to the covenants, agreements and conditions in the Original Indenture and the fifty-two supplemental indentures hereinbefore described and herein set forth and declared.

                                  ARTICLE ONE.
                           BONDS OF THE 2033 SERIES A
                    AND CERTAIN PROVISIONS RELATING THERETO.

          SECTION 1.01. Certain Terms of Bonds of the 2033 Series A.

          (a) There is hereby established a series of First Mortgage Bonds of the Company designated and entitled as "First Mortgage Bonds, Collateral Series A due 2033" (sometimes referred to as the "Bonds of the 2033 Series A"). The aggregate principal amount of the Bonds of the 2033 Series A shall be limited to $23,600,000, excluding, however, any Bonds of the 2033 Series A which may be executed, authenticated and delivered in exchange for or in lieu of or in substitution for other Bonds of such Series pursuant to the provisions of the Indenture.

          (b) The definitive Bonds of the 2033 Series A shall be issuable in substantially the form as hereinabove set forth in fully registered form without coupons in the denomination of $5,000, or any amount in excess thereof that is an integral multiple of $5,000. Notwithstanding the provisions of Section 2.05 of the Mortgage, each Bond of the 2033 Series A shall be dated as of the date of its authentication, shall mature on May 1, 2033 (the "Series A Maturity Date"), except to the extent redeemed or repaid prior to the Series A Maturity Date, and shall bear interest as hereinafter provided. The principal of and interest on the Bonds of the 2033 Series A shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts at the office or agency of the Company in the Borough of Manhattan, City and State of New York.

          (c) The Bonds of the 2033 Series A shall be issued to secure payment of certain of the Company's obligations under the Loan Agreement dated as of May 1, 1998, as supplemented as of May 1, 2003 by the First Supplemental Loan Agreement (together, the "Morrow Loan Agreement"), between the Port of Morrow, Oregon and the Company, executed in connection with the issuance of the $23,600,000 aggregate principal amount of Port of Morrow, Oregon Pollution Control Revenue Refunding Bonds (Portland General Electric Company Project) Series 1998A (the "Morrow Bonds Series 1998") pursuant to the Trust Indenture from the Port of Morrow, Oregon, as issuer, to J.P. Morgan Trust Company, National Association (formerly



known as Chase Manhattan Bank and Trust Company, National Association), as trustee, dated as of May 1, 1998, as amended and restated as of May 1, 2003 (the "Morrow 1998 Indenture").

          (d) The Bonds of the 2033 Series A shall mature on the same date and in the same principal amount, bear interest at the same rates payable at the same times and be redeemable on the same dates and at the same redemption prices, in each case as the Morrow Bonds Series 1998. In particular, the Bonds of the 2033 Series A are subject to optional and mandatory redemption at the same times and at equivalent redemption prices as the Morrow Bonds Series 1998 are under Section 4.02 and Section 4.03 of the Morrow 1998 Indenture.

          (e) The obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on Bonds of the 2033 Series A, including any obligation to redeem, or pay upon acceleration, all or a portion of the principal amount of Bonds of the 2033 Series A prior to the Series A Maturity Date, shall be fully or partially, as the case may be, satisfied and discharged to the extent that the equivalent amounts under the Morrow Loan Agreement shall have been fully or partially paid. Satisfaction of any obligation under the Bonds of the 2033 Series A to the extent that payment is made with respect to the Morrow Loan Agreement means that if any payment is made under the Morrow Loan Agreement, a corresponding payment obligation with respect to the principal of or interest on Bonds of the 2033 Series A (including any obligation to redeem, or pay upon acceleration, all or a portion of the principal amount of Bonds of the 2033 Series A prior to the Series A Maturity
Date), shall be deemed discharged in the same proportion and amount as such payment discharges the outstanding obligations with respect to the Morrow Loan Agreement. The Trustee under the Indenture may conclusively presume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on Bonds of the 2033 Series A shall have been fully discharged and satisfied unless and until the Trustee shall have received a written notice from the trustee under the Morrow 1998 Indenture stating (i) that timely payment of the amounts due under the Morrow Loan Agreement has not been made such that an "event of default" under the Morrow Loan Agreement has occurred, and (ii) the amount of funds required to pay the amounts then due under the Morrow Loan Agreement.

          (f) Upon compliance with the provisions of Section 2.06 of the Mortgage and as provided in this Supplemental Indenture, and upon payment of any taxes or other governmental charges payable upon such exchange, Bonds of the 2033 Series A may be exchanged for a new Bond or Bonds of the 2033 Series A of different authorized denominations of like aggregate principal amount. The Trustee hereunder shall, by virtue of its office as such Trustee, be the registrar and transfer agent of the Company for the purpose of registering permitted transfers of Bonds of the 2033 Series A.

          (g) Notwithstanding the provisions of Section 2.11 of the Mortgage, no service charge shall be made for any exchange or registration of transfer of Bonds of the 2033 Series A, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge incident thereto.

          SECTION 1.02. Special Redemption of Bonds of the 2033 Series A. In addition to the terms of redemption set forth in Section 1.01(d) above, the Bonds of the 2033 Series A shall


be redeemed prior to maturity as a whole at any time in the instances provided in the Indenture by the application of proceeds of the sale or disposition substantially as an entirety of the Company's electric properties at Portland, Oregon, upon payment of (a) the principal amount of the Bonds of the 2033 Series A, (b) unpaid interest thereon accrued to the date of such redemption, and (c) an amount equal to the interest that would become due on the Morrow Bonds Series 1998 from the date of such redemption through the end of the then-current Term Interest Rate Period (as defined in the Morrow 1998 Indenture), upon notice given not more than ninety (90) nor less than thirty (30) days prior to the date of such redemption.

          SECTION 1.03. Sections 4.04, 4.05 and 4.06 to Remain in Effect. Notwithstanding the provisions of Sections 4.04, 4.05, 4.06 and 4.07 of the Mortgage, the provisions of Sections 4.04, 4.05 and 4.06 of the Mortgage shall remain in full force and effect and shall be performed by the Company so long as any Bonds of the 2033 Series A remain outstanding.

          SECTION 1.04. Certain Requirements of Mortgage to Remain Applicable. The requirements which are stated in the next to the last paragraph of Section
1.13 and in Clause (9) of Paragraph A of Section 3.01 of the Mortgage to be applicable so long as any of the Bonds of the 1975 Series are outstanding shall remain applicable so long as any of the Bonds of the 2033 Series A are outstanding.

          SECTION 1.05. Certain Exceptions to Sections 2.06 and 2.10 of the Mortgage. Notwithstanding the provisions of Section 2.06 or Section 2.10 of the Mortgage, the Company shall not be required (a) to issue, register, discharge from registration, exchange or register the transfer of any Bond of the 2033 Series A for a period of fifteen (15) days next preceding any selection by the Trustee of Bonds of the 2033 Series A to be redeemed or (b) to register, discharge from registration, exchange or register the permitted transfer of any Bond of the 2033 Series A so selected for redemption in its entirety or (c) to exchange or register the permitted transfer of any portion of a Bond of the 2033 Series A which portion has been so selected for redemption.

          SECTION 1.06. Reference to Minimum Provision for Depreciation in Certificate of Available Additions. So long as any Bonds of the 2033 Series A remain outstanding, all references to the minimum provision for depreciation in the form of certificate of available additions set forth in Section 3.03 of the Mortgage shall be included in any certificate of available additions filed with the Trustee, but whenever Bonds of the 2033 Series A shall no longer be outstanding, all references to such minimum provisions for depreciation may be omitted from any such certificate.

          SECTION 1.07. Default. Any Event of Default described in Section 9.01(a), 9.01(b) or 9.01(c) of the Morrow 1998 Indenture shall be deemed to be an event of default for purposes of Article Eleven of the Indenture in payment of the principal of, or premium or interest on the Bonds of the 2033 Series A in the amount of the defaulted principal, premium or interest due (whether as a component of purchase price under Section 9.01(c) of the Morrow 1998 Indenture or otherwise) on the Morrow Bonds Series 1998; subject, however, to the condition that any waiver or cure of any such Event of Default under the Morrow 1998 Indenture and a rescission and annulment of its consequences shall constitute a waiver or cure of the



corresponding event or events of default under the Indenture on the Bonds of the 2033 Series A and a rescission and annulment of the consequences thereof, but no such waiver or cure and rescission and annulment will extend to or affect any other event of default or any subsequent event of default or impair any right or remedy consequent thereon. The Trustee shall not be deemed to have knowledge of any such event of default under the Indenture until it shall have received written notice of the occurrence of such Event of Default under the Morrow 1998 Indenture from the trustee under the Morrow 1998 Indenture.

          SECTION 1.08. Duration of Article One. This Article One shall be of force and effect only so long as any Bonds of the 2033 Series A are outstanding.

                                  ARTICLE TWO.
                           BONDS OF THE 2033 SERIES B
                    AND CERTAIN PROVISIONS RELATING THERETO.

          SECTION 2.01. Certain Terms of Bonds of the 2033 Series B.

          (a) There is hereby established a series of First Mortgage Bonds of the Company designated and entitled as "First Mortgage Bonds, Collateral Series B due 2033" (sometimes referred to as the "Bonds of the 2033 Series B"). The aggregate principal amount of the Bonds of the 2033 Series B shall be limited to $97,800,000, excluding, however, any Bonds of the 2033 Series B which may be executed, authenticated and delivered in exchange for or in lieu of or in substitution for other Bonds of such Series pursuant to the provisions of the Indenture.

          (b) The definitive Bonds of the 2033 Series B shall be issuable in substantially the form as hereinabove set forth in fully registered form without coupons in the denomination of $5,000, or any amount in excess thereof that is an integral multiple of $5,000. Notwithstanding the provisions of Section 2.05 of the Mortgage, each Bond of the 2033 Series B shall be dated as of the date of its authentication, shall mature on May 1, 2033 (the "Series B Maturity Date"), except to the extent redeemed or repaid prior to the Series B Maturity Date, and shall bear interest as hereinafter provided. The principal of and interest on the Bonds of the 2033 Series B shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts at the office or agency of the Company in the Borough of Manhattan, City and State of New York.

          (c) The Bonds of the 2033 Series B shall be issued to secure payment of certain of the Company's obligations under the Loan Agreement dated as of May 1, 1998, as supplemented as of May 1, 2003 by the First Supplemental Loan Agreement (together, the "Forsyth A Loan Agreement"), between the City of Forsyth, Montana and the Company, executed in connection with the issuance of the $97,800,000 aggregate principal amount of City of Forsyth, Montana Pollution Control Revenue Refunding Bonds (Portland General Electric Company Project) Series 1998A (the "Forsyth Bonds Series 1998A") pursuant to the Trust Indenture from the City of Forsyth, Montana, as issuer, to J.P. Morgan Trust Company, National Association (formerly known as Chase Manhattan Bank and Trust Company, National Association), as trustee, dated as of May 1, 1998, as amended and restated as of May 1, 2003 (the "Forsyth A 1998 Indenture").



          (d) The Bonds of the 2033 Series B shall mature on the same date and in the same principal amount, bear interest at the same rates payable at the same times and be redeemable on the same dates and at the same redemption prices, in each case as the Forsyth Bonds Series 1998A. In particular, the Bonds of the 2033 Series B are subject to optional and mandatory redemption at the same times and at equivalent redemption prices as the Forsyth Bonds Series 1998A are under Section 4.02 and Section 4.03 of the Forsyth A 1998 Indenture.

          (e) The obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on Bonds of the 2033 Series B, including any obligation to redeem, or pay upon acceleration, all or a portion of the principal amount of Bonds of the 2033 Series B prior to the Series B Maturity Date, shall be fully or partially, as the case may be, satisfied and discharged to the extent that the equivalent amounts under the Forsyth A Loan Agreement shall have been fully or partially paid. Satisfaction of any obligation under the Bonds of the 2033 Series B to the extent that payment is made with respect to the Forsyth A Loan Agreement means that if any payment is made under the Forsyth A Loan Agreement, a corresponding payment obligation with respect to the principal of or interest on Bonds of the 2033 Series B (including any obligation to redeem, or pay upon acceleration, all or a portion of the principal amount of Bonds of the 2033 Series B prior to the Series B Maturity
Date), shall be deemed discharged in the same proportion and amount as such payment discharges the outstanding obligations with respect to the Forsyth A Loan Agreement. The Trustee under the Indenture may conclusively presume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on Bonds of the 2033 Series B shall have been fully discharged and satisfied unless and until the Trustee shall have received a written notice from the trustee under the Forsyth A 1998 Indenture stating (i) that timely payment of the amounts due under the Forsyth A Loan Agreement has not been made such that an "event of default" under the Forsyth A Loan Agreement has occurred, and (ii) the amount of funds required to pay the amounts then due under the Forsyth A Loan Agreement.

          (f) Upon compliance with the provisions of Section 2.06 of the Mortgage and as provided in this Supplemental Indenture, and upon payment of any taxes or other governmental charges payable upon such exchange, Bonds of the 2033 Series B may be exchanged for a new Bond or Bonds of the 2033 Series B of different authorized denominations of like aggregate principal amount. The Trustee hereunder shall, by virtue of its office as such Trustee, be the registrar and transfer agent of the Company for the purpose of registering permitted transfers of Bonds of the 2033 Series B.

          (g) Notwithstanding the provisions of Section 2.11 of the Mortgage, no service charge shall be made for any exchange or registration of transfer of Bonds of the 2033 Series B, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge incident thereto.

          SECTION 2.02. Special Redemption of Bonds of the 2033 Series B. In addition to the terms of redemption set forth in Section 2.01(d) above, the Bonds of the 2033 Series B shall be redeemed prior to maturity as a whole at any time in the instances provided in the Indenture by the application of proceeds of the sale or disposition substantially as an entirety of the Company's electric properties at Portland, Oregon, upon payment of (a) the principal amount of


the Bonds of the 2033 Series B, (b) unpaid interest accrued thereon to the date of such redemption, and (c) an amount equal to the interest that would become due on the Forsyth Bonds Series 1998A from the date of such redemption through the end of the then-current Term Interest Rate Period (as defined in the Forsyth A 1998 Indenture), upon notice given not more than ninety (90) nor less than thirty (30) days prior to the date of such redemption.

          SECTION 2.03. Sections 4.04, 4.05 and 4.06 to Remain in Effect. Notwithstanding the provisions of Sections 4.04, 4.05, 4.06 and 4.07 of the Mortgage, the provisions of Sections 4.04, 4.05 and 4.06 of the Mortgage shall remain in full force and effect and shall be performed by the Company so long as any Bonds of the 2033 Series B remain outstanding.

          SECTION 2.04. Certain Requirements of Mortgage to Remain Applicable. The requirements which are stated in the next to the last paragraph of Section
1.13 and in Clause (9) of Paragraph A of Section 3.01 of the Mortgage to be applicable so long as any of the Bonds of the 1975 Series are outstanding shall remain applicable so long as any of the Bonds of the 2033 Series B are outstanding.

          SECTION 2.05. Certain Exceptions to Sections 2.06 and 2.10 of the Mortgage. Notwithstanding the provisions of Section 2.06 or Section 2.10 of the Mortgage, the Company shall not be required (a) to issue, register, discharge from registration, exchange or register the transfer of any Bond of the 2033 Series B for a period of fifteen (15) days next preceding any selection by the Trustee of Bonds of the 2033 Series B to be redeemed or (b) to register, discharge from registration, exchange or register the permitted transfer of any Bond of the 2033 Series B so selected for redemption in its entirety or (c) to exchange or register the permitted transfer of any portion of a Bond of the 2033 Series B which portion has been so selected for redemption.

          SECTION 2.06. Reference to Minimum Provision for Depreciation in Certificate of Available Additions. So long as any Bonds of the 2033 Series B remain outstanding, all references to the minimum provision for depreciation in the form of certificate of available additions set forth in Section 3.03 of the Mortgage shall be included in any certificate of available additions filed with the Trustee, but whenever Bonds of the 2033 Series B shall no longer be outstanding, all references to such minimum provisions for depreciation may be omitted from any such certificate.

          SECTION 2.07. Default. Any Event of Default described in Section 9.01(a), 9.01(b) or 9.01(c) of the Forsyth A 1998 Indenture shall be deemed to be an event of default for purposes of Article Eleven of the Indenture in payment of the principal of, or premium or interest on the Bonds of the 2033 Series B in the amount of the defaulted principal, premium or interest due (whether as a component of purchase price under Section 9.01(c) of the Forsyth A 1998 Indenture or otherwise) on the Forsyth Bonds Series 1998A; subject, however, to the condition that any waiver or cure of any such Event of Default under the Forsyth A 1998 Indenture and a rescission and annulment of its consequences shall constitute a waiver or cure of the corresponding event or events of default under the Indenture on the Bonds of the 2033 Series B and a rescission and annulment of the consequences thereof, but no such waiver or cure and rescission and annulment will extend to or affect any other event of default or any subsequent event of default or impair any right or remedy consequent thereon. The Trustee shall not be deemed to have knowledge of any such event of default under the Indenture until it shall have received written notice of the occurrence of such Event of Default under the Forsyth A 1998 Indenture from the trustee under the Forsyth A 1998 Indenture.

          SECTION 2.08. Duration of Article Two. This Article Two shall be of force and effect only so long as any Bonds of the 2033 Series B are outstanding.

                                 ARTICLE THREE.
                           BONDS OF THE 2033 SERIES C
                    AND CERTAIN PROVISIONS RELATING THERETO.

          SECTION 3.01. Certain Terms of Bonds of the 2033 Series C.

          (a) There is hereby established a series of First Mortgage Bonds of the Company designated and entitled as "First Mortgage Bonds, Collateral Series C due 2033" (sometimes referred to as the "Bonds of the 2033 Series C"). The aggregate principal amount of the Bonds of the 2033 Series C shall be limited to $21,000,000, excluding, however, any Bonds of the 2033 Series C which may be executed, authenticated and delivered in exchange for or in lieu of or in substitution for other Bonds of such Series pursuant to the provisions of the Indenture.

          (b) The definitive Bonds of the 2033 Series C shall be issuable in substantially the form as hereinabove set forth in fully registered form without coupons in the denomination of $5,000, or any amount in excess thereof that is an integral multiple of $5,000. Notwithstanding the provisions of Section 2.05 of the Mortgage, each Bond of the 2033 Series C shall be dated as of the date of its authentication, shall mature on May 1, 2033 (the "Series C Maturity Date"), except to the extent redeemed or repaid prior to the Series C Maturity Date, and shall bear interest as hereinafter provided. The principal of and interest on the Bonds of the 2033 Series C shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts at the office or agency of the Company in the Borough of Manhattan, City and State of New York.

          (c) The Bonds of the 2033 Series C shall be issued to secure payment of certain of the Company's obligations under the Loan Agreement dated as of May 1, 1998, as supplemented as of May 1, 2003 by the First Supplemental Loan Agreement (together, the "Forsyth B Loan Agreement"), between the City of Forsyth, Montana and the Company, executed in connection with the issuance of the $21,000,000 principal amount of City of Forsyth, Montana Pollution Control Revenue Refunding Bonds (Portland General Electric Company Project) Series 1998B (the "Forsyth Bonds Series 1998B") pursuant to the Trust Indenture from the City of Forsyth, Montana, as issuer, to J.P. Morgan Trust Company, National Association (formerly known as Chase Manhattan Bank and Trust Company, National Association), as trustee, dated as of May 1, 1998, as amended and restated as of May 1, 2003 (the "Forsyth B 1998 Indenture").

          (d) The Bonds of the 2033 Series C shall mature on the same date and in the same principal amount, bear interest at the same rates payable at the same times and be redeemable on the same dates and at the same redemption prices, in each case as the Forsyth Bonds Series



1998B. In particular, the Bonds of the 2033 Series C are subject to optional and mandatory redemption at the same times and at equivalent redemption prices as the Forsyth Bonds Series 1998B are under Section 4.02 and Section 4.03 of the Forsyth B 1998 Indenture.

          (e) The obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on Bonds of the 2033 Series C, including any obligation to redeem, or pay upon acceleration, all or a portion of the principal amount of Bonds of the 2033 Series C prior to the Series C Maturity Date, shall be fully or partially, as the case may be, satisfied and discharged to the extent that the equivalent amounts under the Forsyth B Loan Agreement shall have been fully or partially paid. Satisfaction of any obligation under the Bonds of the 2033 Series C to the extent that payment is made with respect to the Forsyth B Loan Agreement means that if any payment is made under the Forsyth B Loan Agreement, a corresponding payment obligation with respect to the principal of or interest on Bonds of the 2033 Series C (including any obligation to redeem, or pay upon acceleration, all or a portion of the principal amount of Bonds of the 2033 Series C prior to the Series C Maturity
Date), shall be deemed discharged in the same proportion and amount as such payment discharges the outstanding obligations with respect to the Forsyth B Loan Agreement. The Trustee under the Indenture may conclusively presume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on Bonds of the 2033 Series C shall have been fully discharged and satisfied unless and until the Trustee shall have received a written notice from the trustee under the Forsyth B 1998 Indenture stating (i) that timely payment of the amounts due under the Forsyth B Loan Agreement has not been made such that an "event of default" under the Forsyth B Loan Agreement has occurred, and (ii) the amount of funds required to pay the amounts then due under the Forsyth B Loan Agreement.

          (f) Upon compliance with the provisions of Section 2.06 of the Mortgage and as provided in this Supplemental Indenture, and upon payment of any taxes or other governmental charges payable upon such exchange, Bonds of the 2033 Series C may be exchanged for a new Bond or Bonds of the 2033 Series C of different authorized denominations of like aggregate principal amount. The Trustee hereunder shall, by virtue of its office as such Trustee, be the registrar and transfer agent of the Company for the purpose of registering permitted transfers of Bonds of the 2033 Series C.

          (g) Notwithstanding the provisions of Section 2.11 of the Mortgage, no service charge shall be made for any exchange or registration of transfer of Bonds of the 2033 Series C, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge incident thereto.

          SECTION 3.02. Special Redemption of Bonds of the 2033 Series C. In addition to the terms of redemption set forth in Section 3.01(d) above, the Bonds of the 2033 Series C shall be redeemed prior to maturity as a whole at any time in the instances provided in the Indenture by the application of proceeds of the sale or disposition substantially as an entirety of the Company's electric properties at Portland, Oregon, upon payment of (a) the principal amount of the Bonds of the 2033 Series C, (b) unpaid interest accrued thereon to the date of such redemption, and (c) an amount equal to the interest that would become due on the Forsyth Bonds Series 1998B from the date of such redemption through the end of the then-current Term Interest



Rate Period (as defined in the Forsyth B 1998 Indenture), upon notice given not more than ninety (90) nor less than thirty (30) days prior to the date of such redemption.

          SECTION 3.03. Sections 4.04, 4.05 and 4.06 to Remain in Effect. Notwithstanding the provisions of Sections 4.04, 4.05, 4.06 and 4.07 of the Mortgage, the provisions of Sections 4.04, 4.05 and 4.06 of the Mortgage shall remain in full force and effect and shall be performed by the Company so long as any Bonds of the 2033 Series C remain outstanding.

          SECTION 3.04. Certain Requirements of Mortgage to Remain Applicable. The requirements which are stated in the next to the last paragraph of Section
1.13 and in Clause (9) of Paragraph A of Section 3.01 of the Mortgage to be applicable so long as any of the Bonds of the 1975 Series are outstanding shall remain applicable so long as any of the Bonds of the 2033 Series C are outstanding.

          SECTION 3.05. Certain Exceptions to Sections 2.06 and 2.10 of the Mortgage. Notwithstanding the provisions of Section 2.06 or Section 2.10 of the Mortgage, the Company shall not be required (a) to issue, register, discharge from registration, exchange or register the transfer of any Bond of the 2033 Series C for a period of fifteen (15) days next preceding any selection by the Trustee of Bonds of the 2033 Series C to be redeemed or (b) to register, discharge from registration, exchange or register the permitted transfer of any Bond of the 2033 Series C so selected for redemption in its entirety or (c) to exchange or register the permitted transfer of any portion of a Bond of the 2033 Series C which portion has been so selected for redemption.

          SECTION 3.06. Reference to Minimum Provision for Depreciation in Certificate of Available Additions. So long as any Bonds of the 2033 Series C remain outstanding, all references to the minimum provision for depreciation in the form of certificate of available additions set forth in Section 3.03 of the Mortgage shall be included in any certificate of available additions filed with the Trustee, but whenever Bonds of the 2033 Series C shall no longer be outstanding, all references to such minimum provisions for depreciation may be omitted from any such certificate.

          SECTION 3.07. Default. Any Event of Default described in Section 9.01(a), 9.01(b) or 9.01(c) of the Forsyth B 1998 Indenture shall be deemed to be an event of default for purposes of Article Eleven of the Indenture in payment of the principal of, or premium or interest on the Bonds of the 2033 Series C in the amount of the defaulted principal, premium or interest due (whether as a component of purchase price under Section 9.01(c) of the Forsyth B 1998 Indenture or otherwise) on the Forsyth Bonds Series 1998B; subject, however, to the condition that any waiver or cure of any such Event of Default under the Forsyth B 1998 Indenture and a rescission and annulment of its consequences shall constitute a waiver or cure of the corresponding event or events of default under the Indenture on the Bonds of the 2033 Series C and a rescission and annulment of the consequences thereof, but no such waiver or cure and rescission and annulment will extend to or affect any other event of default or any subsequent event of default or impair any right or remedy consequent thereon. The Trustee shall not be deemed to have knowledge of any such event of default under the Indenture until it shall have



received written notice of the occurrence of such Event of Default under the Forsyth B 1998 Indenture from the trustee under the Forsyth B 1998 Indenture.

         SECTION 3.08. Duration of Article Three. This Article Three shall be of force and effect only so long as any Bonds of the 2033 Series C are outstanding.

                                  ARTICLE FOUR.
                                    TRUSTEE.

          SECTION 4.01. Duties of Trustee.

          (a) The Trustee hereby accepts the trust hereby created. The Trustee undertakes, prior to the occurrence of an event of default and after the curing of all events of default which may have occurred, to perform such duties and only such duties as are specifically set forth in the Indenture, on and subject to the terms and conditions set forth in the Indenture, and in case of the occurrence of an event of default (which has not been cured) to exercise such of the rights and powers vested in it by the Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the Bonds of the 2033 Series issued hereunder or the due execution thereof by the Company. The Trustee shall be under no obligation or duty with respect to the filing, registration or recording of this Supplemental Indenture or the re-filing, re-registration or re-recording thereof. The recitals of fact contained herein or in the Bonds of the 2033 Series (other than the Trustee's authentication certificate) shall be taken as the statements solely of the Company, and the Trustee assumes no responsibility for the correctness thereof.

                                  ARTICLE FIVE.
                            MISCELLANEOUS PROVISIONS.

          SECTION 5.01. Date of this Supplemental Indenture. Although this Supplemental Indenture, for convenience and for the purpose of reference, is dated May 1, 2003, the actual date of execution by the Company and by the Trustee is as indicated by their respective acknowledgments hereto annexed.

          SECTION 5.02. Relation to Original Indenture. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture as heretofore supplemented and modified, and as supplemented and modified hereby, the Original Indenture as heretofore supplemented and modified is in all respects ratified and confirmed, and the Original Indenture as heretofore and hereby supplemented and modified shall be read, taken and construed as one and the same instrument. All terms used in this Supplemental Indenture shall be taken to have the same meaning as in the Original Indenture except in cases where the context clearly indicates otherwise.



          SECTION 5.03. Invalid, Illegal or Unenforceable Provisions. In case any one or more of the provisions contained in this Supplemental Indenture or in the Bonds of the 2033 Series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture, but this Supplemental Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein.

          SECTION 5.04. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

          SECTION 5.05. Conflicting Provision. If any provision of this Supplemental Indenture conflicts with another provision of the Mortgage required to be included in indentures qualified under the Trust Indenture Act of 1939 (as enacted prior to the date of this Supplemental Indenture) by any of the provisions of said Act, such required provision shall control.

          SECTION 5.06. Headings. Article and Section headings and the table of contents used herein are for convenience of reference only, are not part of this Supplemental Indenture and are not to affect the construction of, or to be taken into consideration in interpreting, this Supplemental Indenture.

          SECTION 5.07. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK DETERMINED WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), PROVIDED THAT THE FOREGOING SHALL NOT APPLY TO THE CREATION OR ENFORCEMENT OF ANY LIEN ON REAL PROPERTY CREATED BY THE INDENTURE, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH SUCH REAL PROPERTY IS LOCATED.



          IN WITNESS WHEREOF, Portland General Electric Company has caused this Supplemental Indenture to be signed in its corporate name by its President or one of its Executive Vice Presidents or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries, and in token of its acceptance of the trusts created hereunder, HSBC Bank USA has caused this Supplemental Indenture to be signed in its corporate name by one of its Vice Presidents or one of its Assistant Vice Presidents or one of its Corporate Trust Officers and its corporate seal to be hereunto affixed and attested by one of its Corporate Trust Officers, all as of the day and year first above written.

                                   PORTLAND GENERAL ELECTRIC COMPANY


                                   By:    // James J. Piro
                                     ----------------------------------------
                                   Name:  James J. Piro
                                   Title: Executive Vice President, Finance,
                                          Chief Financial Officer and Treasurer

Attest: // Steve F. McCarrel
       ----------------------
Title:  Assistant Secretary


(Seal)

                                   HSBC BANK USA, as Trustee


                                   By:    //Deidra N. Ross
                                        -----------------------------------
                                   Name:  Deidra N. Ross
                                   Title: Assistant Vice President

Attest:  // [illegible]
       ---------------------
Title:   Vice President
       ---------------------


(Seal)



State of Oregon      )
                     ) ss.
County of Multnomah  )

          The foregoing instrument was acknowledged before me on this 24th day of April, 2003 by James J. Piro, an Executive Vice President, Finance, Chief Financial Officer and Treasurer of PORTLAND GENERAL ELECTRIC COMPANY, an Oregon corporation, on behalf of said corporation.


                                             //  Bari H. Gilbert
                                         -------------------------------
                                         Notary Public for Oregon
                                         My Commission Expires:  12/28/2004

[NOTARIAL SEAL]


State of New York   )
                    ) ss.
County of New York  )


          The foregoing instrument was acknowledged before me on this 25th day of April, 2003 by Deirdra N. Ross, an Asst. Vice President of HSBC BANK USA, a New York banking corporation and trust company, on behalf of said corporation.


                                                // Marcia Markowski
                                               --------------------------------
                                               Notary Public, State of New York
                                               No.  24-01MA4761665
                                               My Commission Expires: 11-30-06

[NOTARIAL SEAL]


State of Oregon     )
                    )  ss.
County of Multnomah )


          James J. Piro and Steven F. McCarrel, a Executive Vice President, Finance, Chief Financial Officer and Treasurer, and Assistant Secretary, respectively, of PORTLAND GENERAL ELECTRIC COMPANY, an Oregon corporation, the mortgagor in the foregoing mortgage named, being first duly sworn, on oath depose and say that they are the officers above named of said corporation and that this affidavit is made for and on its behalf by authority of its Board of Directors and that the aforesaid mortgage is made by said mortgagor in good faith, and without any design to hinder, delay or defraud creditors.

Subscribed and sworn to before me this 24th day of April, 2003.


                                             // Bari H. Gilbert
                                            -----------------------------------
                                            Notary Public for Oregon
                                            My Commission Expires: 12/28/2004

[NOTARIAL SEAL]



                                      -42-